This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC Capital
Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MLMT 2005-MCP1                STRUCTURAL TERM SHEET                    6/13/2005

                     MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

MLMT 2005-MCP1 Red

XP Balance Schedule


     AAA           AAA           AAA            AAA           AAA            AAA                           AAA            AA
     128,700,000   67,693,000    346,500,000    47,661,000    100,000,000    526,043,000    173,800,000    115,142,000    36,932,000
         a1a           a1             a2            a3            asb            a4             am             aj              b
 6   128,349,000   63,687,000    346,500,000    47,661,000    100,000,000    526,043,000    173,800,000    115,142,000    36,932,000
12   127,889,000   58,312,000    346,500,000    47,661,000    100,000,000    526,043,000    173,800,000    115,142,000    36,932,000
18   125,294,000   26,574,000    346,500,000    47,661,000    100,000,000    526,043,000    173,800,000    115,142,000    36,932,000
24   122,307,000            -    336,732,000    47,661,000    100,000,000    526,043,000    173,800,000    115,142,000    36,932,000
30   119,354,000            -    300,607,000    47,661,000    100,000,000    526,043,000    173,800,000    115,142,000    36,932,000
36   116,428,000            -    265,131,000    47,661,000    100,000,000    526,043,000    173,800,000    115,142,000    36,932,000
42   113,460,000            -    230,602,000    47,661,000    100,000,000    526,043,000    173,800,000    115,142,000    36,932,000
48   110,532,000            -    196,710,000    47,661,000    100,000,000    526,043,000    173,800,000    115,142,000    36,932,000
54   107,734,000            -      7,882,000    47,661,000    100,000,000    526,043,000    173,800,000    115,142,000    36,932,000
60   104,972,000            -              -             -     12,259,000    526,043,000    173,800,000    115,142,000    36,932,000
66   102,332,000            -              -             -              -    511,385,000    173,800,000    115,142,000    36,932,000
72    99,725,000            -              -             -              -    485,559,000    173,800,000    115,142,000    36,932,000
78    97,232,000            -              -             -              -    460,820,000    173,800,000    115,142,000    36,932,000
84    90,252,000            -              -             -              -    404,311,000    173,800,000    115,142,000    36,932,000
90    88,012,000            -              -             -              -    381,788,000    173,800,000    115,142,000    36,932,000
96    85,818,000            -              -             -              -    356,767,000    173,800,000    115,142,000    36,932,000

            IO Prepay Penalties:         5% to XP




     AA-          A            A-           BBB+         BBB          BBB-         BB+         BB          BB-           Total
     15,208,000   32,587,000   19,553,000   28,242,000   17,380,000   21,725,000   6,518,000   8,690,000   6,517,000   1,698,891,000
          c            d            e           f            g            h            j          k            l
 6   15,208,000   32,587,000   19,553,000   28,242,000   17,380,000   21,725,000   6,518,000   8,690,000   6,517,000   1,694,534,000
12   15,208,000   32,587,000   19,553,000   28,242,000   17,380,000   21,725,000   6,518,000   8,690,000   6,517,000   1,688,699,000
18   15,208,000   32,587,000   19,553,000   28,242,000   17,380,000   21,725,000   6,518,000   8,690,000   6,517,000   1,654,366,000
24   15,208,000   32,587,000   19,553,000   28,242,000   17,380,000   21,725,000   6,518,000   8,690,000   6,517,000   1,615,037,000
30   15,208,000   32,587,000   19,553,000   28,242,000   17,380,000   21,725,000   6,518,000   3,473,000           -   1,564,225,000
36   15,208,000   32,587,000   19,553,000   28,242,000   17,380,000   14,924,000           -           -           -   1,509,031,000
42   15,208,000   32,587,000   19,553,000   28,242,000   16,090,000            -           -           -           -   1,455,320,000
48   15,208,000   32,587,000   19,553,000   28,242,000      444,000            -           -           -           -   1,402,854,000
54   15,208,000   32,587,000   19,553,000   13,594,000            -            -           -           -           -   1,196,136,000
60   15,208,000   32,587,000   18,615,000            -            -            -           -           -           -   1,035,558,000
66   15,208,000   32,587,000    7,027,000            -            -            -           -           -           -     994,413,000
72   15,208,000   28,872,000            -            -            -            -           -           -           -     955,238,000
78   15,208,000   18,541,000            -            -            -            -           -           -           -     917,675,000
84   15,208,000    8,627,000            -            -            -            -           -           -           -     844,272,000
90   14,644,000            -            -            -            -            -           -           -           -     810,318,000
96    5,872,000            -            -            -            -            -           -           -           -     774,331,000


MLMT 2005-MCP1               STRUCTURAL TERM SHEET                     6/13/2005

                     MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

MLMT 2005-MCP1 Red

XP WAC Reference Rates

               WACs for Book
  Pd
   1               5.3245500
   2               5.5029400
   3               5.5028300
   4               5.3242500
   5               5.5026000
   6               5.3240300
   7               5.3239100
   8               5.3238000
   9               5.3239800
  10               5.5019900
  11               5.3234300
  12               5.5017500
  13               5.3231900
  14               5.5014900
  15               5.5013600
  16               5.3228100
  17               5.5010900
  18               5.3225500
  19               5.3224000
  20               5.3222800
  21               5.3224700
  22               5.5003700
  23               5.3218400
  24               5.5000800
  25               5.3187600
  26               5.4968900
  27               5.4967400
  28               5.3183200
  29               5.4964300
  30               5.3180100
  31               5.4961100
  32               5.3177000
  33               5.3176900
  34               5.4956100
  35               5.3192400
  36               5.4913200
  37               5.3124000
  38               5.4903000
  39               5.4901500
  40               5.3119200
  41               5.4898100
  42               5.3115900
  43               5.3114200
  44               5.3112600
  45               5.3115800
  46               5.4889100
  47               5.3111200
  48               5.4889700
  49               5.3107700
  50               5.4886000
  51               5.4884300
  52               5.3171900
  53               5.4952400
  54               5.3168400
  55               5.3166600
  56               5.3164900
  57               5.3168600
  58               5.4943000
  59               5.3150700
  60               5.4900900
  61               5.4578600
  62               5.6407200
  63               5.6406700
  64               5.4576900
  65               5.6405400
  66               5.4575600
  67               5.4574900
  68               5.4574400
  69               5.4581600
  70               5.6402000
  71               5.4572300
  72               5.6400600
  73               5.4570900
  74               5.6399200
  75               5.6398600
  76               5.4568900
  77               5.6397100
  78               5.4567500
  79               5.6395700
  80               5.4566100
  81               5.4568300
  82               5.6393400
  83               5.4569400
  84               5.6397500
  85               5.4646900
  86               5.6477500
  87               5.6476800
  88               5.4644500
  89               5.6475100
  90               5.4642900
  91               5.4642000
  92               5.4634100
  93               5.4649600
  94               5.6463200
  95               5.4631300
  96               5.6461400